The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 16, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

     On October 16, 1997, Integon Corporation (the "Company") issued a press release announcing stockholders and North Carolina Insurance Department approval of the Agreement and Plan of Merger of General Motors Acceptance Corporation, IC Purchasing Corp. and Integon Corporation. A copy of the press release is attached hereto as Exhibit 99.1


Item 7. Exhibits

         (c)      Exhibits.

                    Exhibit Number           Description
                    --------------           ------------

                           99.1              Press Release dated
                                             October 16, 1997 issued
                                             by the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGON CORPORATION



       October 16, 1997                   By:   /s/ John B. Yorke
       ----------------                    -----------------------
            Date                           John B. Yorke
                                           Vice President, Corporate
                                           General Counsel and Secretary

                                  Exhibit Index
                                  -------------


Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------

    99.1                 Press Release dated October 16, 1997               5
                         issued by the Company

                                  Exhibit 99.1
                                  ------------


                      PRESS RELEASE DATED OCTOBER 16, 1997
                              ISSUED BY THE COMPANY

Integon Corporation
Winston-Salem, NC 27152

Analysts' Contact:
Gay Huntsman (910) 770-8434

Media Contact:
Turner Coley (910) 760-3000



         Integon Corporation Announces Receipt of Approvals For Merger With GMAC


WINSTON-SALEM, NC, October 16, 1997 - Integon Corporation (NYSE:IN) announced that at a special stockholders' meeting held at the Company's headquarters earlier today, the stockholders of Integon overwhelmingly approved the Agreement and Plan of Merger, dated June 23, 1997, as amended, pursuant to which an indirect subsidiary of General Motors Acceptance Corporation ("GMAC") will merge with and into Integon, and stockholders of Integon will receive $26.00 in cash per share of Common Stock, including shares issuable upon conversion of Integon's $3.875 Convertible Preferred Stock.

     Integon also announced it has received approval for the merger from the North Carolina Department of Insurance. Commissioner Jim Long issued the order today allowing the merger to go forward. Integon and GMAC expect the merger to be completed on Octover 17, 1997, and Integon will thereafter become a wholly owned indirect subsidiary of GMAC.

     Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 12,500 agencies in 31 states.


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